UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 22, 2006

PacificNet Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-24985	91-2118007
(Commission File Number)	(IRS Employer Identification No.)

c/o PacificNet Inc.
23/F, Tower A, TimeCourt, No.6 Shuguang Xili,
Chaoyang District, Beijing, China 100028

(Address of principal executive offices and zip code)

011-852-2876-2900

 (Registrant's telephone number including area code)

601 New Bright Building, 11 Sheung Yuet Road,
Kowloon Bay, Kowloon, Hong Kong

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 22, 2006, PacificNet Inc. (the “Company”) issued a press release and hosted a conference call during which the Company’s unaudited operating results for the first quarter of 2006 and its expectation of profitability for 2006 were discussed. A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release dated May 22, 2006 - PacificNet Reports Record First Quarter Results
99.2	May 22, 2006 conference call transcript

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET, INC.

Date: May 26, 2006	By:	/s/ Victor Tong
Name: Victor Tong
Title: President

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Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 22, 2006 - PacificNet Reports Record First Quarter Results
99.2	May 22, 2006 conference call transcript

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